Exhibit 99.25

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-M

KEY PERFORMANCE FACTORS
July 31, 2000



        Expected B Maturity                                         10/15/02


        Blended Coupon                                              6.8771%


        Excess Protection Level
          3 Month Average   5.78%
          July, 2000   5.97%
          June, 2000   5.40%
          May, 2000   5.96%


        Cash Yield                                  19.22%


        Investor Charge Offs                         4.57%


        Base Rate                                    8.68%


        Over 30 Day Delinquency                      4.81%


        Seller's Interest                           11.87%


        Total Payment Rate                          14.13%


        Total Principal Balance                     $55,010,319,976.67


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $6,529,119,458.18